Proposal for profit appropriation	12 Months Ended
Dec. 31, 2019
Aegon N.V [member]
Statement [LineItems]
Proposal for profit appropriation
22 Proposal for profit appropriation

At the Annual General Meeting of Shareholders currently scheduled for May 15, 2020, the Executive Board will, in line with its earlier announcement and absent a further significant deterioration of market circumstances, propose a final dividend for 2019 of EUR 0.16 per common share and EUR 0.004 per common share B. The final dividend will be paid in cash or stock at the election of the shareholder. The value of the stock dividend will be approximately equal to the cash dividend.
If the proposed dividend is approved by shareholders, Aegon shares will be quoted ex-dividend
on May 19, 2020, for the shares listed on the New York Stock Exchange and on May 19, 2020, for shares listed on Euronext. The record date for the dividend will be May 20, 2020. Shareholders can elect to receive a dividend in cash or in shares during the dividend election period, which will run from May 26, 2020 up to and including June 12, 2020. The dividend will be payable as of June 19, 2020.
In order to reflect the prevailing market price of Aegon N.V. common shares fully within the indication provided, the number of dividend coupons that give entitlement to a new common share of EUR 0.12 (nominal value) will be determined on June 12, 2020 after 5.30 p.m. (CET), based on the average share price on Euronext Amsterdam in the five trading days from June 8, 2020 up to and including June 12, 2020.

	2019	2018
Final dividend on common shares	329	307
Earnings to be retained	910	403
Net income attributable to owners of Aegon N.V.	1,239	710